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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) October 11, 2002


                                  CWABS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                         333-97873           95-4596514
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(State or Other Jurisdiction            (Commission         (I.R.S. Employer
     of Incorporation)                  File Number)        Identification No.)


          4500 Park Granada
          Calabasas, California                                    91302
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       (Address of Principal                                     (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
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Item 5.  Other Events.
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Description of the Mortgage Pool*
--------------------------------


         CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2002-SC1.






















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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 29, 2002 and the Prospectus Supplement dated September 25, 2002 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-SC1.


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         Mortgage Loan Statistics
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         For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Initial Mortgage Loans and the Subsequent Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans and the Subsequent Mortgage Loans as of the applicable Cut-off Date. The sum of the columns may not equal the respective totals due to rounding. The Tables, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated October 11, 2002.



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (a) Not applicable.

            (b) Not applicable.

            (c) Exhibits:

                   99.1      Tables filed on Form SE dated October 11, 2002.


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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.


                                  By: /s/ Celia Coulter
                                     ---------------------
                                     Name:  Celia Coulter
                                     Title:  Vice President



Dated:  October 11, 2002


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Exhibit Index
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Exhibit
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99.1      Countrywide Securities Corporation Computational Materials filed on
          Form SE dated October 11, 2002.